UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2025

CINGULATE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40874	86-3825535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 W. 47th Place

Kansas City, KS 66205

(Address of principal executive offices) (Zip Code)

(913) 942-2300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CING	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Warrants, exercisable for common stock	CINGW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 14, 2025, the board of directors (the “Board”) of Cingulate Inc. (the “Company”) appointed John. A Roberts to serve as Executive Chairman of the Board (“Executive Chairman”) effective immediately and placed Shane Schaffer, the Company’s Chief Executive Officer, on administrative leave. In connection with such actions, on August 22, 2025, the Board determined that, effective as of August 14, 2025, Mr. Roberts will be paid a cash retainer of $10,000 per month during his term as Executive Chairman in lieu of compensation as a non-employee director. Also effective as of August 14, 2025, Dr. Schaffer’s salary was reduced to 75% of his current salary during the term of his leave. He will remain eligible to participate in the Company’s employee benefit plans on the same terms as other employees.

As previously disclosed, Laurie Myers’ employment with the Company ended on August 7, 2025. In connection with Ms. Myers’ departure, Cingulate Therapeutics LLC (“CTx”), a wholly-owned subsidiary of the Company, and Ms. Myers executed a Separation Agreement and Release of All Claims on August 28, 2025 (the “Separation Agreement”). Pursuant to the Separation Agreement: (i) Ms. Myers is subject to confidentiality, noncompetition and nonsolicitation covenants pursuant to her employment agreement with CTx dated September 23, 2021; and (ii) subject to Ms. Myers not timely revoking her release of claims within seven days of her execution of the Separation Agreement, Ms. Myers (a) released claims against the Company and its affiliates, (b) will receive a separation pay of $436,720 payable in semi-monthly installments for twelve (12) months, (c) unvested stock options will vest and be exercisable for their full term, and (d) is subject to certain post-employment restrictive covenants, including non-disparagement obligations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULATE INC.

Dated: August 28, 2025	By:	/s/ Jennifer L. Callahan
	Name:	Jennifer L. Callahan
	Title:	Interim Chief Executive Officer & Chief Financial Officer